                     FIRST AMENDMENT TO CREDIT AGREEMENT


        This First Amendment to Credit Agreement ("Amendment") is dated this 10th day of November, 1994 among ROY F. WESTON, INC. ("Weston"); the Subsidiaries of Weston listed on the signature pages hereto (Weston and such Subsidiaries are each sometimes referred to individually as a "Borrower" and collectively as the "Borrowers"), CORESTATES BANK, N.A. ("PNB"), FIRST FIDELITY BANK, N.A. ("First Fidelity"), MELLON BANK, N.A. ("Mellon") and PNC BANK, NATIONAL ASSOCIATION ("PNC"), (PNB, First Fidelity, Mellon and PNC are each sometimes referred to individually as a "Bank" and collectively as the "Banks"); and CoreStates Bank, N.A., as agent for the Banks hereunder (the "Agent").

                                  BACKGROUND

        A. Borrowers, Banks and Agents are parties to a certain Credit Agreement dated March 17, 1994 ("Credit Agreement") pursuant to which Banks established certain credit facilities for the benefit of Borrowers.

        B. Borrowers have requested that Banks amend the Credit Agreement as more fully set forth herein and Banks have agreed to make such amendment subject to the terms and conditions hereof.

        C. All capitalized terms used herein without further definition shall have the respective meaning ascribed thereto in the Credit Agreement.

        NOW, THEREFORE, intending to be legally bound, the parties promise and agree as follows:

     IN WITNESS WHEREOF, the parties hereto intending to be legally bound, have caused this Amendment to be executed by the respective officers thereunto duly authorized, as of the date first above written.


ROY F. WESTON, INC.                            ROY F. WESTON OF NEW YORK, INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:   /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER


ROY F. WESTON (DELAWARE), INC.                 ROY F. WESTON (IPR), INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:  /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER


TRANS-THERMAL SYSTEMS, INC.                    ROY E. WESTON OF IDAHO, INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:   /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER


WESTON (A BUSINESS TRUST)                      WESTON GULF COAST, INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:   /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER


WESTON INTERNATIONAL HOLDINGS,                 WESTON SERIVCES HOLDINGS, INC.
INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:   /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER

WESTON SERVICES, INC.  (a                    WESTON INTERNAMTIONAL, INC.
Delaware Corporation)


By:   /s/ STEVEN V. ABRAMSON, VP             By:    /s/ STEVEN V. ABRAMSON, VP
   ---------------------------------            -----------------------------

Attest:    /s/ BRUCE FLAMM                   Attest:     /s/ BRUCE FLAMM
       -----------------------------                -------------------------
           ASSISTANT TREASURER                           ASSISTANT TREASURER


PNC BANK, NATIONAL ASSOCIATION               FIRST FIDELITY, BANK, N.A.

By:   /s/ KEVIN WHEATLEY                     By:   /s/ THOMAS C. WOODWARD, VP
   ---------------------------------            -----------------------------
      ASSISTANT VICE PRESIDENT


MELLON BANK, N.A.                            CORESTATES BANK, N.A.,
                                             (Individually and as Agent)

By:   /s/ CHRISTINE G. SEYBOLD               By:   /s/ EDMUND GREEN, CO
   ---------------------------------            -----------------------------
      Assistant Vice President

                            SECTION 1 - AMENDMENT

        1.1 Section 5.20 of the Credit Agreement is hereby amended and restated in its entirety and shall read as follows:

                   Section 5.20 - Interest Coverage Ratio.
                   Weston will not permit the Interest Coverage
                   Ratio to be less than 0.25 to 1.0 as of
                   September 30, 1994, December 31, 1994 and
                   March 31, 1995, 0.50 to 1.0 as of June 30,
                   1995, 0.75 to 1.0 as of September 30, 1995,
                   1.25 to 1.0 as of December 31, 1995, 1.50 to
                   1.0 as of March 31, 1996, 1.75 to 1.0 as of
                   June 30, 1996 and 2.0 to 1.0 as of and after September 30, 1996, such ratio being calculated at the end of each fiscal quarter on a rolling four quarters basis and excluding a $2,000,000 charge made in the fourth quarter of 1993 in connection with the NUS litigation.

                          SECTION 2 - AMENDMENT FEE

        2.1 In consideration of the amendment set forth herein, Borrowers shall pay to Agent, for the ratable benefit of each Bank according to each Bank's respective Commitment Percentage, a non-refundable covenant amendment fee of $45,000, contemporaneously with the execution hereof.

                  SECTION 3 - REPRESENTATIONS AND WARRANTIES

        3.1 Authorization. Each Borrower hereby represents and warrants to Banks that the execution and delivery by each Borrower of this Amendment and the performance of the transactions contemplated herein have been duly authorized by all necessary corporate or other appropriate action, and do not and will not violate any current provision of any governmental regulation or statute, or of the charter, by-laws or other organizational or governing documents of such Borrower or result in a breach of or constitute a default under any indenture, instrument or other material agreement to which such Borrower or Weston is a party or by which it or its properties is bound or affected.

                 SECTION 4 - RATIFICATION OF CREDIT AGREEMENT

        4.1 Except as expressly set forth herein, all of the terms, conditions and provisions of the Credit Agreement continue unchanged and in full force and effect. The parties acknowledge and agree that this Amendment is incorporated into and made a part of the Credit Agreement and any future reference to the Credit Agreement shall mean the Credit Agreement, as amended hereby.

                          SECTION 5 - MISCELLANEOUS


        5.1     Section Headings.   Section headings used in this Amendment
are for convenience only and shall not affect the construction of this Amendment.

        5.2 Governing Law. This Amendment shall be governed in all respects by the laws of the Commonwealth of Pennsylvania and for all purposes shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

        5.3 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

        5.4 WAIVER OF JURY TRIAL. BANKS AND BORROWERS EACH HEREBY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS AMENDMENT OR ANY LOAN AGREEMENT.

     IN WITNESS WHEREOF, the parties hereto intending to be legally bound, have caused this Amendment to be executed by the respective officers thereunto duly authorized, as of the date first above written.


ROY F. WESTON, INC.                            ROY F. WESTON OF NEW YORK, INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:   /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER


ROY F. WESTON (DELAWARE), INC.                 ROY F. WESTON (IPR), INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:  /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER


TRANS-THERMAL SYSTEMS, INC.                    ROY E. WESTON OF IDAHO, INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:   /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER


WESTON (A BUSINESS TRUST)                      WESTON GULF COAST, INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:   /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER


WESTON INTERNATIONAL HOLDINGS,                 WESTON SERIVCES HOLDINGS, INC.
INC.

BY:  /s/ STEVEN V. ABRAMSON, VP                BY:   /s/ STEVEN V. ABRAMSON, VP
   --------------------------                     ----------------------------

ATTEST:  /s/ BRUCE FLAMM                       ATTEST:  /s/ BRUCE FLAMM
       ----------------------                         ------------------------
         ASSISTANT TREASURER                            ASSISTANT TREASURER

WESTON SERVICES, INC.  (a                    WESTON INTERNAMTIONAL, INC.
Delaware Corporation)


By:   /s/ STEVEN V. ABRAMSON, VP             By:    /s/ STEVEN V. ABRAMSON, VP
   ---------------------------------            -----------------------------

Attest:    /s/ BRUCE FLAMM                   Attest:     /s/ BRUCE FLAMM
       -----------------------------                -------------------------
           ASSISTANT TREASURER                           ASSISTANT TREASURER


PNC BANK, NATIONAL ASSOCIATION               FIRST FIDELITY, BANK, N.A.

By:   /s/ KEVIN WHEATLEY                     By:   /s/ THOMAS C. WOODWARD, VP
   ---------------------------------            -----------------------------
      ASSISTANT VICE PRESIDENT


MELLON BANK, N.A.                            CORESTATES BANK, N.A.,
                                             (Individually and as Agent)

By:   /s/ CHRISTINE G. SEYBOLD               By:   /s/ EDMUND GREEN, CO
   ---------------------------------            -----------------------------
      Assistant Vice President






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